                                                                    EXHIBIT 23.1

                       [LETTERHEAD OF DELOITTE & TOUCHE]

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in this Registration Statement of Willis Group Holdings Limited on Form S-8 of our report on TA I Limited dated February 13, 2001, included in Amendment No. 1 to Registration No. 333-60982 of Willis Group Holdings Limited on Form F-1 dated May 31, 2001.

/s/ Deloitte & Touche

DELOITTE & TOUCHE

June 8, 2001